FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                           August 10, 2000



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)















Item 5. Other Events

     On August 10, 2000, US Airways, Inc. (US Airways)(a wholly-owned subsidiary of US Airways Group, Inc.) provided certain forward-looking statements to the investment community related to its aircraft fleet and selected operating and financial statistics (see Exhibit 99).

     Certain of the information contained in the letter to the investment community should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: economic conditions; labor costs; financing costs; aviation fuel costs; the anticipated merger of the Company and a subsidiary of UAL Corporation; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation; consumer perceptions of US Airways' products; demand for air transportation in the markets in which US Airways operates; other operational matters discussed below and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.




Item 7.   Financial Statements and Exhibits

(c)  Exhibit

Designation              Description
-----------              -----------

    99               Letter to investment community
                     dated August 10, 2000








                (this space intentionally left blank)


















                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                US Airways Group, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: August 10, 2000           By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)


                                US Airways, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: August 10, 2000           By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)














               (this space intentionally left blank)





















Exhibit 99




                          August 10, 2000



Dear Analysts and Investors:

Attached please find the August US Airways Investor Update and the Company's Fleet Plan Forecast for 2000. I hope you find the Forecast useful in your analysis of the Company.

As always, if you have any questions or comments on the materials provided, please do not hesitate to call me at 703-872-5009.


                         Very truly yours,



                         Kimberly A. Holland
                         Director, Investor Relations

Enclosures

Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, was contained in a Form 8-K filed with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.


                                               US AIRWAYS INVESTOR UPDATE

                         US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
                                                        August 2000
                                                                Year-over-Year Percentage Change
                                              ---------------------------------------------------------------------
Selected Operating and Financial Statistics      July (Actual)      August       September    October      FY 2000
-------------------------------------------      ------------       ------       ---------    -------      -------
Available Seat Miles - Scheduled Service
  -Domestic                                          13.2 %          11.2 %       16.5 %       10.4 %       10.0 %
  -International                                     36.8            41.6         41.0         38.3         27.8
                                                     ----            ----         ----         ----         ----
Total                                                16.0 %          14.8 %       19.5 %       13.7 %       12.0 %

Revenue Passenger Miles - Scheduled Service
  -Domestic                                          12.5 %          13.0 %       19.5 %       11.0 %        9.5 %
  -International                                     43.9            44.1         40.2         35.6         29.4
                                                     ----            ----         ----         ----         ----
Total                                                16.6 %          17.1 %       22.6 %       14.3 %       12.1 %

Passenger Load Factor                                 0.4 points      1.5 points   1.7 points   0.4 points  (0.0)points

Aviation Fuel
  -Cost of Aviation Fuel Per Gallon
     - Excluding Taxes                                 63 %            50 %         34 %         30 %         58 %


Fleet Additions
  -A320 Family                                          5               6            7            8           48
  -A330                                                 0               0            0            0            7
                                                       --              --           --           --           --
Total                                                   5               6            7            8           55



Fleet Retirements

  -B737-200                                             2               1            2            1           17
  -B727-200                                             0               0            1            1            4
  -DC9-30                                               0               1            3            0           13
                                                       --              --           --           --           --
Total                                                   2               2            6            2           34


Certain of the information discussed above should be considered "forward-looking statements" within the meaning of the Private
Securities Litigation Act of 1995.  A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements.  Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, was contained in a Form 8-K filed with the
Securities and Exchange Commission.  US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.


                                                    US AIRWAYS FLEET PLAN

                                                          August 2000


                                                             Number of Aircraft: Year End 2000
                          Fleet Count as       ----------------------------------------------------------------
Fleet Type                 of 7/31/2000        Average Seats  Average Age (yrs.)  Owned      Leased       Total
-----------               --------------       -------------  ------------------  -----      ------       -----

A330                              5                 266               0.7             7           0           7
B767-200                         12                 203              11.5             8           4          12
B757-200                         34                 182              10.2            23          11          34
B727-200                          4                   0               0.0             0           0           0
B737-400                         54                 144              11.0            19          35          54
MD-80                            31                 141              18.8            15          16          31
B737-300                         85                 126              13.7            11          74          85
B737-200                         56                 116              18.0            39           3          42
DC9-30                           30                 100              25.6            19           2          21
F-100                            40                  97              10.1            36           4          40
A320 Family                      58                 128               1.1            41          47          88
                                ---                 ---              ----           ---         ---         ---
Average Total Aircraft          409                 134              11.0           218         196         414





Certain of the information discussed above should be considered "forward-looking statements" within the meaning of the Private
Securities Litigation Act of 1995.  A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements.  Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, was contained in a Form 8-K filed with the
Securities and Exchange Commission.  US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.